Exhibit 99.2

2 Q22 Investor Presentation July 19, 2022

Important Information For Shareholders and Investors 2 This presentation contains information related to a proposed merger of United Community Banks, Inc . ("United") with Progress Financial Corporation (“Progress") . In connection with the proposed merger, United has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S - 4 that includes the proxy statement of Progress to be sent to Progress’ shareholders seeking their approval of the merger . The registration statement also contains a prospectus of United to register the shares of United common stock to be issued in connection with the merger . A definitive proxy statement/prospectus will also be provided to Progress’ shareholders as required by applicable law . INVESTORS AND SHAREHOLDERS OF PROGRESS ARE ENCOURAGED TO READ THE APPLICABLE REGISTRATION STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT IS A PART OF THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT UNITED, PROGRESS AND THE PROPOSED TRANSACTION . The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www . sec . gov) . You may also obtain these documents, free of charge, from United at the “Investor Relations” section of United’s website at www . UCBI . com or from Progress at the “Investor Relations” section of Progress’ website at www . myprogressbank . com . Copies of the definitive proxy statement/prospectus are also available , free of charge, by contacting United Community Banks, Inc . , P . O . Box 398 , Blairsville, GA 30514 , Attn : Jefferson Harralson, Telephone : (864) 240 - 6208 and Progress Financial Corp . , 201 Williams Avenue, Huntsville, Alabama 35801 , Attn : Dabsey Maxwell, Telephone : (256) 319 - 3641 . This communication does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . This communication is also not a solicitation of any vote or approval with respect to the proposed transaction or otherwise . PARTICIPANTS IN THE SOLICITATION Progress and UCBI and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Progress shareholders in favor of the approval of the Merger . Information about the directors and officers of UCBI and their ownership of UCBI common stock can also be found in UCBI’s definitive proxy statement in connection with its 2022 annual meeting of shareholders, as filed with the SEC on April 6 , 2022 , and other documents subsequently filed by UCBI with the SEC . Information about the directors and executive officers of Progress and their ownership of Progress capital stock, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the proxy statement/prospectus regarding the Merger with Progress . Additional information regarding the interests of these participants is also included in the proxy statement/prospectus pertaining to the Merger . Free copies of this document may be obtained as described above .

Disclosures 3 CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the merger with Progress (the “ merger”), the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on United’s capital ratios . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the failure to obtain the necessary approval by the shareholders of Progress, (5) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (6) the ability by United to obtain required governmental approvals of the merger, (7) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the merger, (8) the failure of the closing conditions in the merger agreement with Progress to be satisfied, or any unexpected delay in closing the merger, (9) the risks relating to the integration of Progress’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to mergers , (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in mergers, and (14) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and other documents subsequently filed by United with the SEC . Many of these factors are beyond United’s and Progress’ ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United or Progress . United qualifies all forward - looking statements by these cautionary statements .

Disclosures NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating ,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “ Efficiency ratio – operating,” “Efficiency ratio – operating, excluding PPP fees and MSR marks,” “Expenses – operating ,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation . 4

United Community Banks, Inc.

Committed to Service Since 1950



Regional Full Service Branch Network
National Navitas and SBA Markets
Banking Offices

Premier Southeast Regional Bank

- ✓ Metro-focused branch network with locations in the fastest-growing MSAs in the Southeast
- ✓ 185 branches, 10 LPOs, and 4 MLOs across six Southeast states
- ✓ Top 10 market share in GA, SC and TN
- ✓ Proven ability to integrate – 12 acquisitions completed over the past 10 years
- ✓ Pending deal with Progress Financial Corporation will add 14 branches and $1.1 billion in AUA

Extended Navitas and SBA Markets

- ✓ Offered nationwide
- ✓ SBA business has both in-footprint and national business (5 specific verticals)
- ✓ Navitas subsidiary is a technology enabled small-ticket, essential-use commercial equipment finance provider

Note: See glossary located at the end of this presentation for reference on certain acronyms

Company Overview

$24.2
BILLION IN TOTAL ASSETS

$4.1
BILLION IN AUA

12.5%
TIER 1 RBC

$0.21
QUARTERLY DIVIDEND – UP 11% YOY

195
BANKING OFFICES ACROSS THE SOUTHEAST

#1 IN CUSTOMER SATISFACTION
in 2022 with Retail Banking in the Southeast – J.D. Power

$14.5
BILLION IN TOTAL LOANS

$20.9
BILLION IN TOTAL DEPOSITS

100 BEST BANKS IN AMERICA
in 2022 for the ninth consecutive year - Forbes

#2 Highest Net Promoter Score
among all banks nationwide in 2021 – J.D. Power

TOP 10 WORLD'S BEST BANKS
and #3 in the United States - Forbes

BEST BANKS TO WORK FOR
in 2021 for the fifth consecutive year – American Banker

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$22.81 $24.38 $23.96 $18.49 $17.08 $16.68 2Q21 1Q22 2Q22 Book Value Per Share GAAP Tangible $0.61 Diluted earnings per share - GAAP $0.66 Diluted earnings per share – operating (1) 1.08% Return on average assets - GAAP 1.17% Return on average assets - operating (1) 1.60% PTPP return on average assets – operating (1) 0.08% Cost of deposits 39% DDA / Total Deposits 9.3% Return on common equity - GAAP 14.2% Return on tangible common equity – operating (1) 70% Loan - to - Deposit ratio Other 2Q notable items: $2.1 mm MSR Gain $0.7 mm BOLI Gain $1.4 mm SBA Servicing Write - down 2 Q22 Highlights (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance $0.78 $0.43 $0.61 $0.79 $0.50 $0.66 2Q21 1Q22 2Q22 Diluted Earnings Per Share GAAP Operating (1) 1.46% 0.78% 1.08% 1.48% 0.89% 1.17% 2Q21 1Q22 2Q22 Return on Average Assets GAAP Operating 1.64% 1.37% 1.49% 1.67% 1.52% 1.60% 2Q21 1Q22 2Q22 PTPP Return on Average Assets PTPP Operating PTPP (1) (1) 7.0% Annualized 2Q EOP core loan growth, excluding PPP 53.2% Efficiency ratio – operating (1) 6 (1)

11.86% 12.02% 15.69% 15.81% 12.24% 17.33% 13.89% 14.20% 2016 2017 2018 2019 2020 2021 1Q22 2Q22 ROTCE - Operating UCBI KRX Long - Term Financial Performance & Shareholder Return 7 (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance (2) UCBI 1Q22 excludes the impact of the $18.3 million initial provision to establish the reserve for Reliant loans (1)(2) 1.06% 1.09% 1.40% 1.51% 1.07% 1.42% 1.13% 1.17% 2016 2017 2018 2019 2020 2021 1Q22 2Q22 ROA - Operating UCBI KRX (1)(2) $462 $248 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Shareholder Return $ UCBI Outperformance Performance for the period ended July 15, 2022 United Community Banks, Inc. KBW Nasdaq Regional Bank Index (KRX) 1 - YEAR 4% - 7% 3 - YEAR 22% 19% 5 - YEAR 25% 14% 10 - YEAR 358% 151%

Footprint Focused on High-Growth MSAs in Southeast

Fastest Growing Major Southeast MSAs [1]	UCBI [3] Market Rank	UCBI [3] (%) of Total Deposits	'22 – '27 Proj. Pop. Growth %	'22 – '27 Proj. HHI. Growth %	'22 Total Deposits ($M)
1) Nashville, TN	10	9.48%	6.10%	13.89%	89,155
2) Orlando, FL	13	4.13%	5.64%	13.81%	73,009
3) Atlanta, GA	9	20.38%	5.38%	11.85%	235,389
4) Raleigh, NC	12	3.44%	5.14%	12.32%	38,965
5) Jacksonville, FL	21	0.38%	4.82%	13.91%	97,625
6) Tampa, FL	37	0.40%	4.79%	12.06%	115,930
7) Charlotte, NC	13	2.86%	4.47%	12.74%	315,760
8) Richmond, VA	--	--	4.46%	10.22%	127,383
9) Birmingham, AL	21	1.15%	4.25%	10.99%	54,793
10) Washington DC	--	--	4.05%	8.89%	358,351
11) Miami, FL	51	1.48%	3.97%	13.84%	324,607

United MSA Presence Progress MSA Presence

Fastest Growing Mid-Size Southeast MSAs [2]	UCBI [3] Market Rank	UCBI [3] (%) of Total Deposits	'22 – '27 Proj. Pop. Growth %	'22 – '27 Proj. HHI. Growth %	'22 Total Deposits ($M)
1) Daphne, AL	25	0.00%	7.80%	8.43%	6,472
2) Huntsville, AL	7	3.06%	7.14%	12.58%	11,473
3) Myrtle Beach, SC	13	1.86%	6.42%	12.41%	12,128
4) Cape Coral, FL	--	--	6.08%	12.09%	20,858
5) Winter Haven, FL	--	--	5.80%	9.68%	10,057
6) Naples, FL	29	0.05%	5.71%	13.34%	23,081
7) Gainesville, GA	4	2.89%	5.65%	17.85%	5,801
8) Sarasota, FL	29	0.35%	5.56%	15.84%	28,517
9) Destin, FL	15	0.69%	5.34%	12.21%	7,826
10) Clarksville, TN-KY	7	1.95%	5.26%	9.60%	5,304
11) Fayetteville, AR	--	--	5.18%	8.73%	15,690
12) Charleston, SC	14	1.15%	5.09%	15.11%	20,394
13) Hilton Head, SC	15	0.21%	5.08%	13.36%	6,181
14) Port St. Lucie, FL	15	0.11%	4.98%	14.54%	12,332
15) Tuscaloosa, AL	25	0.00%	4.85%	10.56%	5,299
16) Athens, GA	9	1.05%	4.76%	11.34%	6,049
17) Knoxville, TN	10	2.83%	4.70%	10.92%	23,854
18) Daytona Beach, FL	--	--	4.67%	13.62%	14,104
19) Savannah, GA	8	1.09%	4.57%	8.56%	9,313
20) Spartanburg, SC	7	1.22%	4.47%	12.48%	6,019

Projected Population Growth[2] (2022-2027)


4.9%
3.2%
United Community Bank
National Avg.

Projected Household Income Growth[2] (2022-2027)


11.9%
12.1%
United Community Bank
National Avg.

(1) Includes MSAs with a population of greater than 1,000,000
(2) Includes MSAs with a population between 200,000 and 1,000,000
(3) Market Rank and (%) of Total Deposits pro forma for pending acquisition of Progress Financial Corporation

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39% 22% 24% 7% 8% DDA MMDA Savings Time NOW Outstanding Deposit Franchise 9 Note: Core transaction accounts include demand deposits, interest - bearing demand, money market and savings accounts, excluding public funds deposits x Total deposits were down $183 million from 1Q22 but up $4.5 billion YOY • Excluding Reliant and Aquesta, total deposits were up $1.4 billion, or 8.5% YOY x Core transaction deposits were down $156 million from 1Q22 and up $3.9 billion YOY • Excluding Reliant and Aquesta, core transaction deposits were up $1.1 billion, or 8.8% YOY 2 Q22 Total Deposits $20.9 billion Cost of Deposits Trend 0.38% 0.25% 0.17% 0.14% 0.09% 0.07% 0.06% 0.06% 0.08% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 x Cost of deposits remained nearly flat at 0.08%; up 2 bps from 1Q22, with a 63 bps increase in the average Fed F unds rate, equating to a 3% deposit beta

42% 10% 23% 1% 14% 5% 3% 2% Residential Mortgage Manufactured Housing Well - Diversified Loan Portfolio 2 Q22 Total Loans $14.5 billion Note: C&I includes commercial and industrial loans, owner - occupied CRE loans and Navitas (equipment finance) loans Quarter Highlights x Loans increased $225 million, or 6.3% annualized; core loan growth of 7.0% annualized, excluding PPP x Strong organic growth was driven by Residential Mortgage and Residential Construction, with 2Q22 annualized growth of 37% and 14%, respectively Granular Loan Portfolio x Construction & CRE ratio as a percentage of total RBC = 74% / 202% x Top 25 relationships totaled $661 million, or 4.5% of total loans x SNCs outstanding of $263 million, or 1.8% of total loans x Project lending limit of $25 million x Relationship lending limit of $40 million 10 C&I Commercial Construction CRE Other Consumer Home Equity Residential Construction

$10.9 $16.3 $11.0 $16.9 $11.8 $18.2 $14.3 $21.1 $14.5 $20.9 $0.5 $0.2 $0.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Loans Deposits Loans Deposits Loans Deposits Loans Deposits Loans Deposits 2Q21 3Q21 4Q21 1Q22 2Q22 Loans excluding PPP PPP Loans 70% 66% 64% 68% 70% 47% 57% 67% 77% 87% 97% Deposit Growth Creates Remix Opportunity Loans and Deposits 11 $ in billions Note: Loan growth excludes PPP loans and adjusts for the Aquesta acquisition that closed October 1, 2021 and the Reliant acqu isi tion that closed January 1, 2022. Deposit growth also adjusts for the Aquesta and Reliant acquisitions. Loans / Deposits % 2Q21 3Q21 4Q21 1Q22 2Q22 Annualized Core Loan Growth % 5% 4% 7% 9% 7% Loan Yield % 4.40% 4.54% 4.18% 4.18% 4.33% Annualized Core Deposit Growth % 8% 13% 17% 13% - 4% Deposit Cost % 0.09% 0.07% 0.06% 0.06% 0.08%

12 x Quarterly dividend of $ 0.21 per share, an increase of 11% YOY x Net unrealized securities losses in AOCI increased by $90.9 million to $268 million in 2Q22 x There were no share repurchases during 2Q22 *2Q22 regulatory capital ratios are preliminary Capital Common Equity Tier 1 Capital 12.6% 12.6% 12.5% 11.9% 11.8% + 0.1% 11.9 % Tier 1 Risk-Based Capital 13.3 13.4 13.2 12.5 12.1 + 0.4 12.5 Total Risk-Based Capital 15.1 14.9 14.7 14.3 14.0 + 0.3 14.4 Leverage 9.3 9.2 8.8 8.9 9.0 - 0.1 9.0 Tangible Common Equity to Tangible Assets 8.7 8.5 8.1 7.7 7.7 0.0 7.6 Tangible Book Value per share $18.49 $18.68 $18.42 $17.08 $16.68 Holding Company 1Q224Q213Q212Q21 2Q22* vs. KRX 1Q22 KRX Peer Median 1Q22 UCBI

$138.4 $163.8 $178.9 2Q21 1Q22 2Q22 3.19% 2.97% 3.19% 2.81% 2.90% 3.13% Net Interest Revenue / Margin (1) $ in millions x Net interest margin increased 22 bps from 1Q22, primarily driven by increased interest rates x Core net interest margin of 3.13%, which excluded PPP fees and purchased loan accretion, was up 23 bps in 2Q22 from 2.90% in 1 Q22 x Purchased loan accretion totaled $3.0 million and contributed 5 bps to the margin, flat from 1Q22 x PPP fees contributed 1 bp in 2 Q22 compared to 2 bps in 1Q22 x 48% of total loans were floating rate, but 5% were priced at their floors; with 50 bps of rate hikes, 95% of loans priced at the ir floors will be floating x 25% of securities were floating rate Net Interest Revenue ($ in millions) Net Interest Margin Core Net Interest Margin (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes PPP fees and purchased loan accretion (1) 13 2 Q22 NIM Expansion (2) 3.19% 2.97% 0.05% 0.18% ( 0.00% ) ( 0.01% ) 1Q22 NIM Mix Change Higher Interest Rates Loan Accretion PPP Fees 2Q22 NIM

Historical Deposit Beta 14 0.12% 0.11% 0.12% 0.12% 0.14% 0.14% 0.17% 0.20% 0.24% 0.26% 0.33% 0.44% 0.55% 0.62% 0.65% 0.16% 0.36% 0.37% 0.39% 0.45% 0.70% 0.95% 1.15% 1.20% 1.45% 1.73% 1.92% 2.22% 2.40% 2.40% 1.58% 1.37% 1.24% 1.12% 1.61% 1.94% 1.80% 1.81% 2.07% 2.53% 2.76% 2.80% 2.88% 2.47% 2.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Average Cost of Deposits % Average Fed Funds % Average 5-YR UST % x 4Q15 – 2Q19 UCBI total deposit beta (including DDA) equal to 24% x Deposit beta for the first 100 bps increase was equal to 8%

Noninterest Income $ in millions $8.4 $9.4 $8.6 $9.1 $10.0 $8.4 $9.0 $7.8 $4.7 $6.7 $3.8 $5.5 $6.1 $5.9 $6.0 $11.1 $13.8 $10.9 $16.1 $7.0 $4.1 $2.4 $3.8 $3.2 $3.8 2Q21 3Q21 4Q21 1Q22 2Q22 Service Charges Other Brokerage / Wealth Mgmt Mortgage Loan sale gains $40.1 Linked Quarter x Fees were down $5.5 million • Mortgage fees were down $9.1 million from 1Q22 primarily due to lower lock volume and $4.3 million less in MSR gains • Rate locks were down with $597 million compared to $757 million in 1Q22 • 79% of locks were floating in 2Q22, up from 69% in 1Q22, these loans are going onto the balance sheet rather than being sold • MSR gain of $2.1 million in 2Q22, down $4.3 million from 1Q22 • Mortgage gain on sale was 3.7% on $160 million of mortgage loans sold • 2 Q22 mortgage production purchase/refi mix was 79%/21% • Gain on sale of SBA and USDA loans was $3.1 million on $39.1 million of loan sales • Gain on sale of equipment finance loans was $694 thousand on $20.5 million of loan sales • Other noninterest income included a $0.7 million BOLI gain and a $1.4 million SBA servicing write - down Year - over - Year x Fees were down $2.3 million • Mortgage rate locks were down 15% compared to last year ($597 million in 2 Q22 compared to $702 million in 2Q21) 15 $35.8 $33.5 $37.2 $39.0

$95.5 $96.7 $109.2 $119.3 $120.8 $94.5 $95.3 $99.2 $110.3 $113.6 2Q21 3Q21 4Q21 1Q22 2Q22 54.5% 53.1% 62.1% 57.4% 56.6% 53.9% 52.3% 56.5% 53.1% 53.2% Efficiency Ratio Expenses Disciplined Expense Management $ in millions Linked Quarter x GAAP and operating expenses increased 1.3% and 3.1%, respectively • The majority of the increase was driven by $2.2 million of compensation merit increases, offset by Reliant cost savings Year - over - Year x GAAP and operating expenses increased 26.4% and 20.3%, respectively • The majority of the increase was driven by the Reliant acquisition, which closed on January 1, 2022, the Aquesta acquisition, which closed on October 1, 2021 and the FinTrust acquisition, which closed on July 6, 2021 x We made two additional adjustments to the efficiency ratio – operating by excluding PPP fees and MSR marks; this adjusted efficiency ratio moved from 57.7% in 2Q21 to 53.9% in 2Q22 as merger cost savings were realized (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GAAP p erformance measures 16 GAAP Operating (1) GAAP Operating (1)

Credit Quality x 2 Q22 net recoveries of $1.07 million, or 0.03% of average loans, annualized Net Charge - Offs as % of Average Loans Provision for Credit Losses & NCOs ($ in millions) 17 0.05% - 0.01% - 0.02% 0.02% 0.01% 0.08% - 0.03% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 $2.9 ($12.3) ($13.6) ($11.0) ($0.6) $23.1 $5.6 $1.5 ($0.3) ($0.5) $0.6 $0.2 $3.0 ($1.1) -$13.6 -$8.6 -$3.6 $1.4 $6.4 $11.4 $16.4 $21.4 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Provision for Credit Losses $ Net Charge-Offs $ x The provision for credit losses was $5.6 million in 2Q22 x The 1Q22 provision for credit losses included $18.3 million to establish the Reliant initial loan loss reserve

x Special mention loans improved by 0.12% (from $298 million in 1Q22 to $285 million in 2Q22, an improvement of $13 million) x Substandard accruing loans remained flat at 1.2% quarter - over - quarter as a % of total loans Higher - Risk Loan Trends Special Mention & Substandard Accruing Loans as a % of Total Loans Non - Performing Assets as a % of Total Loans 18 0.41% 0.41% 0.28% 0.29% 0.23% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 2Q21 3Q21 4Q21 1Q22 2Q22 3.2% 2.5% 2.6% 2.1% 2.0% 1.7% 1.6% 1.4% 1.2% 1.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 2Q21 3Q21 4Q21 1Q22 2Q22 Special Mention (%) Substandard Accruing(%) x Non - performing assets improved by $6.4 million during the quarter and stand at 0.23% of total loans

Allowance for Credit Losses ACL Walk Forward Allowance for Credit Losses 19 x Built reserve in consecutive quarters with the Reliant acquisition in 1Q22, a weaker economic forecast and loan growth in 2Q22 $74 $88 $116 $146 $148 $136 $123 $111 $114 $146 $153 0.84% 0.99% 1.14% 1.39% 1.38% 1.26% 1.12% 1.00% 0.97% 1.02% 1.05% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $40 $60 $80 $100 $120 $140 $160 1-Jan-20 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 ACL - Allowance for Credit Losses $ ACL - Allowance for Credit Losses % $146,369 $153,042 $2,652 $1,069 ( $7 ) $2,959 1Q22 ACL Loan Growth Net Recoveries Specific Reserve Model / Forecast Changes 2Q22 ACL ($000) Note: ACL includes the reserve for unfunded commitments and excludes the impact of PPP x Reserve build due to loan growth, net recoveries and model changes reflecting a weaker economic forecast

2 Q22 INVESTOR PRESENTATION Exhibits

Blended Cash and Securities Yield Cash and Securities 21 $ in billions $2.4 $3.1 $3.6 $4.3 $4.9 $5.3 $5.7 $6.4 $6.7 $1.2 $0.9 $1.5 $1.2 $1.3 $1.7 $2.2 $1.7 $1.2 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Investments ($) Fed Funds & Interest Earning Cash ($) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Securities Yield % 2.68% 2.21% 1.83% 1.62% 1.58% 1.51% 1.46% 1.55% 1.81% Blended Yield % 2.14% 1.61% 1.36% 1.30% 1.31% 1.19% 1.10% 1.24% 1.62% Avg. 5 - Yr Treasury % 0.36% 0.27% 0.37% 0.61% 0.83% 0.80% 1.18% 1.84% 2.95%

Interest Rate Sensitivity 22 x 4.81% asset sensitivity in +100 bps ramp x One 25 bps Fed rate hike is worth approximately 5 bps to net interest margin x 22% Beta assumed for discretionary non - maturity deposits x Other relevant data points x Approximately $6.9 billion or 48% of loans are floating rate loans x Approximately $655 million of loans are at their floor, $625 million of which would begin floating after 50 bps of rate hikes 1.44% 5.77% 11.36% 1.44% 4.81% 7.29% +25 bps +100 bps +200 bps Net Interest Income Sensitivity % Change - Shocks % Change - Ramps

x Navitas 8% of total loans x Navitas 2Q22 NCOs of 0.31%, or $0.9 million x Average quarterly losses since 2Q20 of $1.1 million x Navitas ACL - Loans equated to 1.52% as of 2Q22 x Economic recovery and government intervention driving historically low loss rates Navitas Performance $ in millions 23 $779 $823 $864 $913 $969 $1,017 $1,083 $1,148 $1,211 9.39% 9.19% 9.12% 9.08% 9.08% 9.01% 8.89% 8.85% 8.80% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Navitas Portfolio Navitas Loans $ Portfolio Yield % $126 $94 $134 $145 $148 $181 $186 $204 $213 $212 9.26% 9.54% 9.29% 9.44% 9.61% 9.27% 9.15% 8.82% 8.90% 9.13% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $- $50 $100 $150 $200 $250 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Navitas Originations Navitas Originations $ Origination Yield %

Mortgage Activity Shift to Purchase & Adjustable Rate Loans x Gain on sale % remained relatively flat in 2Q22 x Purchase / Refi mix shifted from 60% / 40% in 2Q21 to 79% / 21% in 2Q22 x 79% of locked loans were adjustable rate mortgages in 2Q22, up from 69% in 1Q22 x Sold $160 million of mortgage loans in 2Q22, down $47 million from $207 million sold in 1Q22 x Our model primarily is to sell fixed rate mortgages (thereby creating a gain on sale) and to hold adjustable rate mortgages on the balance sheet x While total rate locks declined 21% from 1Q22, rate locks HFS decreased 45% due to mix change toward adjustable rate mortgages 24 $ in millions $802 $910 $792 $993 $702 $731 $695 $757 $597 $395 $402 $410 $336 $407 $320 $285 $207 $160 4.0% 5.0% 5.0% 4.6% 3.8% 4.0% 3.9% 3.6% 3.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $200 $400 $600 $800 $1,000 $1,200 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Mortgage locks $ Loans sold $ Gain on sale %

25 x Senior Care lending team are dedicated specialists with significant experience in the space x Senior Care portfolio outstanding totaled $465 million as of 2 Q22, or 3.2% of total loans x As of June 30, $6.6 million of Senior Care loans were in nonaccrual x As of June 30, $135 million of Senior Care loans were special mention and $59 million were substandard accruing 1% 20% 25% 49% 6% Selected Segments – Senior Care $ in millions $7 $21 $46 $48 $64 $73 $73 $66 $59 $13 $34 $100 $172 $170 $170 $169 $144 $135 $486 $503 $511 $535 $537 $549 $520 $518 $465 $0 $100 $200 $300 $400 $500 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Nonaccruals $ Substandard Accruing $ Special Mention $ Pass $

Non - GAAP Reconciliation Tables $ in thousands, except per share data 26 2Q21 3Q21 4Q21 1Q22 2Q22 Expenses Expenses - GAAP 95,540$ 96,749$ 109,156$ 119,275$ 120,790$ Merger-related and other charges (1,078) (1,437) (9,912) (9,016) (7,143) Expenses - Operating 94,462$ 95,312$ 99,244$ 110,259$ 113,647$ Diluted Earnings per share Diluted earnings per share - GAAP 0.78$ 0.82$ 0.55$ 0.43$ 0.61$ Merger-related and other charges 0.01 0.01 0.09 0.07 0.05 Diluted earnings per share - Operating 0.79 0.83 0.64 0.50 0.66 Book Value per share Book Value per share - GAAP 22.81$ 23.25$ 23.63$ 24.38$ 23.96$ Effect of goodwill and other intangibles (4.32) (4.57) (5.21) (7.30) (7.28) Tangible book value per share 18.49$ 18.68$ 18.42$ 17.08$ 16.68$ Return on Tangible Common Equity Return on common equity - GAAP 14.08% 14.26% 9.32% 6.80% 9.31 % Effect of merger-related and other charges 0.17 0.22 1.42 1.03 0.79 Return on common equity - Operating 14.25 14.48 10.74 7.83 10.10 Effect of goodwill and intangibles 3.56 3.75 3.19 3.17 4.10 Return on tangible common equity - Operating 17.81% 18.23% 13.93% 11.00% 14.20 % Return on Assets Return on assets - GAAP 1.46% 1.48% 0.96% 0.78% 1.08 % Merger-related and other charges 0.02 0.02 0.14 0.11 0.09 Return on assets - Operating 1.48% 1.50% 1.10% 0.89% 1.17%

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	2Q21		3Q21		4Q21		1Q22		2Q22	
Return on Assets to return on assets- pre-tax pre-provision										
Return on assets - GAAP	1.46	%	1.48	%	0.96	%	0.78	%	1.08	%
Income tax expense	0.47		0.45		0.26		0.20		0.32	
(Release of) provision for credit losses	(0.29)		(0.23)		(0.01)		0.39		0.09	
Return on assets - pre-tax, pre-provision	1.64		1.70		1.21		1.37		1.49	
Merger-related and other charges	0.03		0.03		0.19		0.15		0.11	
Return on assets - pre-tax, pre-provision, excluding merger-related and other charges	1.67	%	1.73	%	1.40	%	1.52	%	1.60	%
Efficiency Ratio										
Efficiency Ratio - GAAP	54.53	%	53.11	%	62.12	%	57.43	%	56.58	%
Merger-related and other charges	(0.61)		(0.78)		(5.64)		(4.34)		(3.35)	
Efficiency Ratio - Operating	53.92		52.33		56.48		53.09		53.23	
Effect of PPP interest and fees	4.31		4.23		1.38		0.32		0.12	
Effect of MSR marks	(0.55)		(0.05)		0.27		1.71		0.53	
Efficiency Ratio - Operating, excluding PPP fees and MSR marks	57.68	%	56.51	%	58.13	%	55.12	%	53.88	%
Tangible common equity to tangible assets										
Equity to assets ratio - GAAP	11.04	%	10.89	%	10.61	%	11.06	%	10.95	%
Effect of goodwill and other intangibles	(1.82)		(1.87)		(2.06)		(2.94)		(2.96)	
Effect of preferred equity	(0.51)		(0.49)		(0.46)		(0.40)		(0.40)	
Tangible common equity to tangible assets ratio	8.71	%	8.53	%	8.09	%	7.72	%	7.59	%
Allowance for credit losses - total to loans										
Allowance for credit losses - total to loans (GAAP)	1.08	%	0.99	%	0.97	%	1.02	%	1.05	%
Effect of PPP loans	0.04		0.01		0.00		0.00		0.00	
Allowance for credit losses - total to loans, excluding PPP loans	1.12	%	1.00	%	0.97	%	1.02	%	1.05	%

27

Glossary 28 ACL – Allowance for Credit Losses MLO – Mortgage Loan Officer ALLL – Allowance for Loan Losses MTM – Marked-to-market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NPA – Non-Performing Asset CET1 – Common Equity Tier 1 Capital NSF – Non-sufficient Funds CRE – Commercial Real Estate OO RE – Owner Occupied Commercial Real Estate CSP – Customer Service Profiles PCD – Loans Purchased with Credit Deterioration DDA – Demand Deposit Account PPP – Paycheck Protection Program EOP – End of Period PTPP – Pre-Tax, Pre-Provision Earnings EPS – Earnings Per Share RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration KRX – KBW Nasdaq Regional Banking Index TCE – Tangible Common Equity LPO – Loan Production Office USDA – United States Department of Agriculture YOY – Year over Year